UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Filed Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): February 8, 2008
Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area
code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     Repros Therapeutics Inc. (the “Company”) announced today that its President and CEO, Joseph Podolski, will present a corporate overview on Tuesday, February 12, 2008, at 1:15 p.m. Eastern Time during the 10th Annual Bio/CEO and Investor Conference.
     The Company also announced today that the Company’s Senior Vice President of Medical and Regulatory Affairs, Andre van As, MD PhD, will make a presentation at a Special Symposium of the 13th World Congress of Gynecological Endocrinology, in Florence, Italy, February 28-March 2, 2008.
     The information in this Current Report is being furnished pursuant to Item 7.01 of Form 8-K and, according to general instruction B.2. thereunder, the information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.
     Copies of the Company’s press releases are attached hereto as Exhibits 99.1 and 99.2. The press releases are incorporated by reference herein and the foregoing descriptions of the press releases is qualified in their entirety by reference to the attached exhibits.
Item 9.01. Financial Statements and Exhibits
     c. Exhibits

Exhibit
Number	Description

99.1	Press Release dated February 8, 2008

99.2	Press Release dated February 8, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: February 11, 2008

	By:	/s/ Louis Ploth, Jr.

Louis Ploth, Jr.
Vice President, Business Development and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated February 8, 2008
99.2	Press Release dated February 8, 2008